CERTIFICATE OF REGISTRATION

PEERS QUALITY ASSURANCE LTD

This is to certify that

AL SHOLA AL MODEA GAS DISTRIBUTION LLC

Of

HAMZA BUILDING, A BLOCK 112, ZABEEL ROAD, KARAMA, DUBAI, UNITED ARAB EMIRATES

Operates a Quality Management System which has been assessed as conforming to:

ISO 9001:2015

For the Scope of activities:

Specialized Piping & Related Fittings Contracting
Distribution & Trading of Domestic Gas, Cookers & Cook Stoves, Central Gas Tanks Filling

Certificate Number:	UAE/5/3562775557
Date of Initial Assessment:	02/03/2022
Date of Registration:	08/03/2022
Date Re-Issued:	N/A
Date of Expiry:	08/03/2025

Certificate approved by:

Chris McMillan - Managing Director
Peers Quality Assurance Limited

This Certificate remains the property of
Peers Quality Assurance Limited
Suite 2, Austin Court
Walsall Road
Four Oaks
Sutton Coldfield
B74 4QY England
www.pqal.co.uk
For verification of this certificate, please contact the PQAL UK Office

MEMBER OF MULTILATERAL RECOGNITION ARRANGEMENT IAF

UKAS MANAGEMENT SYSTEMS 9940